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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   August 4, 2000
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                                 MIM Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-28740                      05-0489664
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(State of incorporation) (Commission File Number)        (IRS Employer
                                                         Identification No.)

        100 Clearbrook Road, Elmsford, NY                     10523
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    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (914) 460-1600
                                                           --------------


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.


       This Form 8-K/A is being filed to amend the Form 8-K filed on August 10, 2000 by MIM Corporation (the "Company") to include financial statements and pro forma financial information referred to in Item 7 below relating to the acquisition by the Company, through its principal pharmacy benefit management operating subsidiary, MIM Health Plans, Inc. ("Health Plans") of American Disease Management Associates L.L.C., a Delaware limited liability company ("ADIMA"), pursuant to a Purchase Agreement dated as of August 3, 2000 (the "Purchase Agreement"). At the time of the filing of the Form 8-K, it was impractical for the Company to provide financial information for ADIMA or pro forma financial information of the Company relative to its acquisition of ADIMA. Pursuant to the instructions for Item 7 of Form 8-K, the Company hereby amends Item 7 to the Form 8-K to include the previously omitted information.


Item 5. Other Events


         Effective August 31, 2000, Mr. Scott R. Yablon's employment in the Company was terminated. Prior to that time, he had served as the Company's President and Chief Operating Officer. In addition, Mr. Yablon resigned his positions as a member of the Board of Directors of the Company, and as an officer and director of each of the Company's subsidiaries. Mr. Yablon's duties and responsibilities have been assumed internally by members of existing managment. The Company has no present intention of replacing Mr. Yablon or hiring additional personnel to perform any function previously performed by Mr. Yablon. The Company does not believe that Mr. Yablon's departure will have a material adverse effect on the Company or its present or future financial condition, performance or operations.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Financial Statements of Business Acquired. The financial statements of ADIMA are submitted herewith as Exhibit 99.1.

               (b) Pro Forma Financial Information. The pro forma combined financial statements are submitted herewith as Exhibit 99.1.

               (c)  Exhibits.


             2.1* Purchase Agreement, dated as of August 3, 2000, among American Disease Management Associates L.L.C., its Members and Certain Related Parties, MIM Health Plans, Inc. and MIM Corporation.

             4.1* Registration Rights Agreement, dated as of August 3, 2000, by and between MIM Corporation and Livingston Group L.L.C.

             10.1* Employment Agreement, dated August 3, 2000, by and between American Disease Management Associates L.L.C., an indirect wholly owned subsidiary of MIM Corporation and Bruce Blake.

             23.1   Consent of Independent Public Accountants.

             99.1 Audited Financial Statements of American Disease Management Associates L.L.C. ("ADIMA"), as of December 31, 1999 and 1998 and for the years ended December 31, 1999,1998 and 1997. Unaudited Interim Financial Statements of ADIMA as of June 30, 2000, and for the periods ended June 30, 1999 and 2000 and certain unaudited Pro Forma financial data.



* Incorporated by reference to the Company's Current Report on Form 8-K filed on August 10, 2000.


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


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 18, 2000                         MIM Corporation

                                                By: /s/ Barry A. Posner
                                                    ----------------------
                                                    Name: Barry A. Posner
                                                    Title: Vice President


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


        Exhibit No.          Exhibit

             2.1* Purchase Agreement, dated as of August 3, 2000, among American Disease Management Associates, L.L.C., its Members and Certain Related Parties, MIM Health Plans, Inc. and MIM Corporation.

             4.1* Registration Rights Agreement, dated as of August 3, 2000, by and between MIM Corporation and Livingston Group L.L.C.

             10.1* Employment Agreement, dated August 3, 2000, by and between American Disease Management Associates L.L.C., an indirect wholly owned subsidiary of MIM Corporation and Bruce Blake.

             23.1   Consent of Independent Public Accountants.

             99.1 Audited Financial Statements of American Disease Management Associates L.L.C. ("ADIMA"), as of December 31, 1999 and 1998 and for the years ended December 31, 1999,1998 and 1997. Unaudited Interim Financial Statements of ADIMA as of June 30, 2000, and for the periods ended June 30, 1999 and 2000 and certain unaudited Pro Forma financial data.

* Incorporated by reference to the Company's Current Report on Form 8-K filed on August 10, 2000.



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